AMENDED AND RESTATED ARTICLES OF INCORP0RATION OF
               BRIDGE TECHNOLOGY, INC.



     The Articles of Incorporation of Bridge Technology, Inc., formerly known as Land Acquisition and Nevada Development
Corporation, are amended and restated as follows:

     FIRST.    NAME OF CORPORATION.  The name of the
Corporation is
changed from

     LAND ACQUISITION AND NEVADA DEVELOPMENT
     CORPORATION

to
      BRIDGE TECHNOLOGY, INC.

     SECOND. RESIDENT AGENT. The designated agent of the Corporation upon whom process against it may be served is Louis Popp, whose street address is the registered office of the Corporation located at 2004 Weslund Drive, Las Vegas, Nevada 89102.

     THIRD. SHARES. The Corporation is authorized to issue two classes of shares, designated respectively as "Common Stock" and "Preferred Stock" in the following amounts:

     Common Stock:  Ten million (10,000,000) shares, $0.01 par
value per share
     Preferred Stock:    Five hundred (500) shares, $1.00 par
value per share

     The Board of Directors ("Board") may divide the Preferred Stock into any number of series. The Board shall fix the designation and number of shares of each such series. The Board may determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of the Preferred Stock. The Board (within the limits and restrictions of any resolution adopted by it, originally fixing the number of shares of any series) may increase or decrease the number of shares of any such series after the issue of shares of that series, but not below the number of then outstanding shares of such series.

     FOURTH.   NO PREEMPTIVE RIGHTS.  No holder of any of the
shares of any class of the Corporation shall be entitled, as of right, to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued or may be reissued or transferred if the same have been reacquired and have treasury status and any all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful considerations and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder. Without limiting the generality of the foregoing stated denial of any preemptive rights, no holder of shares of any class of the Corporation shall have any preemptive rights.

     FIFTH. GOVERNING BOARD. The members of the governing Board shall be styled as Directors of the Corporation and the Board shall consist of three (3) members, and the first Board after the filing of these Amended and Restated Articles shall be comprised of the following individuals:

          John Harwer
          1815 East Carnegie Avenue
          Santa Ana, California 92705

          John T. Gauthier
          10532 Walker Street, Suite B
          Cypress, California 90630

          Woody Wu
          10532 Walker Street, Suite B
          Cypress, California 90630

    SIXTH. PURPOSE. The purpose or purposes for which the Corporation is organized are as follows, to wit:

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business
Corporation Law, provided that the Corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body.

     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the Corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder in accordance with the provisions of any other statute of the
State of  Nevada.

     SEVENTH. DURATION. The Corporation is to have perpetual existence.

     EIGHTH. LIMITED LIABILITY. No Director or Officer of the Corporation is to be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a Director or
Officer; provided, however, no Director or Officer is to be eliminated from or limited from liability for:

A. Acts of omissions which involve intentional misconduct, fraud or a knowing violation of law; or

B.  The payment of Dividends in violation of Nevada Revised
Statutes
78.300.

     NINTH.    INDEMNIFICATION.    The Corporation is
authorized to indemnify
the directors and officers of the Corporation to the fullest extent permissible under Nevada law.

IN WITNESS WHEREOF, this certificate has been subscribed this 21st day of April, 1997, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.


                         John T. Gauthier
                         --------------------------------
                         John T. Gauthier, President



                                                      }
STATE OF CALIFORNIA                        }
COUNTY OF  ORANGE                          }
                             _____________________
On  August 12, 1997____________  before      |CYNTHIA PRESSEL|
me, Cynthia
Pressel_____________  _      ,      |Commission #1103464    |
personally appeared  John T. Gauthier___         |Notary Public
-
California| personally known to me (or proved to me on
|Orange County|
the basis of satisfactory evidence) to be the       |My Comm.
Expires   | person whose name is subscribed to the |Dec. 3,
2000_________|
within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signatures on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature  Cynthia Pressel_____________

     TENTH. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF
RESIDENT
AGENT.    I, Louis Popp, hereby accept appointment as Resident
Agent for
the above named corporation.

Date: ________________             _____________________
                              Louis Popp



THIS FORM SHOULD ACCOMPANY AMENDED AND/OR RESTATED ARTICLES OF
INCORPORATION FOR A NEVADA CORPORATION

1.  Name of corporation:  LAND ACQUISTION AND NEVADA
DEVELOPMENT CORP.

2.  Date of adoption of Amended and/or Restated Articles: April
21, 1997

3.  If the articles were amended, please indicate what changes have been
made:
___________________________________________________

(a)   Was there a name change?     Yes (x)   No (  ).
     If yes, what is the new name?
     BRIDGE TECHNOLOGY, INC.___________________________

(b)   Did you change your resident agent?    Yes (x)   No (  ).
     If yes, please indicate new address:
     ______________________________________________________

(c)   Did you change the purposes?    Yes (  )    No (x).
     Did you add Banking?  (  ),  Gaming?  (  ),   Insurance?
(  ),
      None of these?  (  ).

(d)   Did you change the capital stock?    Yes (x)   No (  ).
          If yes, what is the new capital stock?
          Added: Preferred Stock, 500 shares authorized ($1.00 par
            value)

(e)   Did you change the director?    Yes (x)   No (  ).
     If yes, indicate the change:
     Added:  John T. Gauthier, Woody Wu and John
Harwer_________
     Deleted: Louis Popp, Peter Riccio and Theda
Catania___________

(f)   Did you add the directors liability provision?    Yes (
)  No (x).

(g)   Did you change the period of existence?   Yes (  )   No
(x).
          If yes, what is the new existence?

______________________________________________________

(h)   If none of the above  apply, and you have amended or
modified the
articles, how did you change your articles?
     ______________________________________________________

_____________________________
|CYNTHIA PRESSEL         |
|Commission # 1103464         |     John T. Gauthier, President
|Notary Public - California        |---------------------------
-
|Orange County           |         Name and Title of Officer
|My Comm. Expires Dec. 3, 2000___ |

                              April 21, 1997
                              -----------------------------
                               Date

STATE OF
CALIFORNIA___________
COUNTY OF ORANGE_____________ On  August 12,
1997________________
personally appeared before me, a Notary Public,  John T.
Gauthier, who
acknowledged that he executed the above document.



                              Cynthia Pressel
                              ---------------------------
                              Notary Public






ARTICLES OF INCORPORATION OF LAND ACQUISITION AND NEVADA
DEVELOPMENT
CORPORATION

          The undersigned, being a natural person at least eighteen years of age, desiring to form a business corporation pursuant to the Business
Corporation Law of the State of Nevada, does hereby certify and set forth as follows:

    FIRST: The name of the Corporation is:

LAND ACQUISITION AND NEVADA DEVELOPMENT CORPORATION

    SECOND: The purpose or purposes for which the Corporation is organized are as follows, to wit:

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business
Corporation Law, provided that the Corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body.

     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the Corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder in accordance with the provisions of any other statute of the
State of Nevada.

     Furthermore, the Corporation was originally incorporated in June 1969 and is now being reorganized following the cancellation of the February
1991 merger with Falcon Aviation, Inc. wherein Falcon Aviation,
Inc.
relinquished any claim it may have to the former Land
Acquisition and
Nevada Development Corporation.

     THIRD: The office of the Corporation is to be located in the County of Clark, State of Nevada.

     FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is ten million (10,000,000) shares, $0.01 par value per share.

     FIFTH: No holder of any of the shares of any class of the Corporation shall be entitled, as of right, to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the
Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued or may reissued or transferred if the same have been reacquired and have treasury status and any and all of such rights and options may be granted by the Board of
Directors to such persons firms, corporations and associations, and for such lawful considerations and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder. Without limiting the generality of the forgoing stated denial of any and all preemptive rights no holder of shares of any class of the Corporation shall have any preemptive rights.

    SIXTH: The members of the governing Board must be styled as Directors of the Corporation and the first Board of Directors are to be three in number, and are as follow:

          Louis Popp
          2004 Westlund Drive
          Las Vegas, Nevada 89102

          Peter Riccio
          % Towne Pharmacy
          2 Washington Avenue
          Dunellen, NJ 08812-1252

          Theda Catania
          231 174th Street
          North Palm Beach, FL 33160

     SEVENTH: The Capital Stock subscribed to and paid in at par value is not subject to assessment to pay debts of the Corporation.

     EIGHTH: The Corporation is to have perpetual existence.

     NINTH: No Director of Officer of the Corporation is to be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a Director of Officer. However, no Director or
Officer is to be eliminated from or limited from liability for:

A. act or omissions which involve intentional misconduct, fraud or a knowing violation of law, or
B. the payment of Dividends in violation of Nevada Revised
Statutes
78.300.

     TENTH: The Secretary of State is designated as agent of the
Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is: c/o Louis Popp; 2004 Westlund
Drive; Las Vegas, Nevada 89102.

     ELEVENTH: The name and address of the incorporation is:
          Louis Popp
          2004 Westlund Drive
          Las Vegas, Nevada 89102


     IN WITNESS WHEREOF, this certificate has been subscribed this 6th day
December, 1994, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.


Louis Popp                         Linda Sue Rungan
------------------------------               Notary Public
Louis Popp                         Maricopa County, AZ
2004 Westlund Drive           Dec. 6, 1994
Las Vegas, Nevada 89102            My Comm. Expires
                              April 28, 1995


LAND ACQUISITION & NEVADA DEVELOPMENT CORPORATION
CERTIFICATE OF GOOD STANDING FOR 1997




STATE OF NEVADA - SECRETARY OF STATE           File # 19315-94

LAND ACQUISITION AND NEVADA DEVELOPMENT CORP.
               DEC 96-97


     The Secretary of State of Nevada does hereby certify that the above corporation after having paid the annual fee of $85.00 for filing in this office a list of its officers and directors and designation of resident agent for the above filing period, together with penalty in the sum of and having also filed the aforesaid list as required by Nevada Revised Statutes
Section 78.150-78.165 and 80.110-80.140, is hereby authorized to transact and conduct business within this state for the aforesaid period.


THIS CERTIFICATE BECOMES A          Dean Heller
RECEIPT UPON BEING VALIDATED        -----------------------
BY THE OFFICE OF SECRETARY OF       DEAN HELLER
STATE                               Secretary of State



ARTICLES OF INCORPORATION OF LAND ACQUISITION AND NEVADA
DEVELOPMENT
CORPORATION


      The undersigned, being a natural person at least eighteen years of age, desiring to form a business corporation pursuant to the Business
Corporation Law of the State of Nevada, does hereby certify and set forth as follows:

      FIRST:   The name of the Corporation is:

LAND ACQUISITION AND NEVADA DEVELOPMENT           CORPORATION

      SECOND:   The purpose or purposes for which the
Corporation is
organized are as follows, to wit:

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business
Corporation Law, provided that the Corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body.

     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the Corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, in accordance with the provisions of any other statute of the
State of Nevada.

     THIRD: The office of the Corporation is to be located in the County of Clark, State of Nevada. 2004 Westlund Drive, Las Vegas,
Nevada 89102.

     FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is ten million (10,000,000) shares, $0.01 par value per share.

     FIFTH: No holder of any of the shares of any class of the Corporation shall be entitled, as of right, to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the
Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued or may reissued or transferred if the same have been reacquired and have treasury status and any and all of such rights and options may be granted by the Board of
Directors to such persons firms, corporations and associations, and for such lawful considerations and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder. Without limiting the generality of the forgoing stated denial of any and all preemptive rights no holder of shares of any class of the Corporation shall have any preemptive rights.

     SIXTH: The members of the governing Board must be styled as
Directors of the Corporation and the first Board of Directors are to be three in number, and are as follow:

          Louis Popp
          2004 Westlund Drive
          Las Vegas, Nevada 89102

          Peter Riccio
          % Towne Pharmacy
          2 Washington Avenue
          Dunellen, New Jersey  08812

          Theda Catania
          C.V. Sheffield K253
          West Palm Beach, FL 33417

     SEVENTH: The Capital Stock subscribed to and paid in at par value is not subject to assessment to pay debts of the Corporation.

     EIGHTH: The Corporation is to have perpetual existence.

     NINTH: No Director of Officer of the Corporation is to be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a Director of Officer. However, no Director or
Officer is to be eliminated from or limited from liability for:

A. act or omissions which involve intentional misconduct, fraud or a knowing violation of law, or

B.  the payment of Dividends in violation of Nevada Revised
Statutes
78.300.

     TENTH: The Secretary of State is designated as agent of the
Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is: c/o Louis Popp; 2004 Westlund
Drive; Las Vegas, Nevada 89102.


      IN WITNESS WHEREOF, this certificate has been subscribed this 17th day October, 1990, by the undersigned who affirms that the statements made herein are true under the penalties of perjury.


Louis Popp                         Carol Lynne Carlos
------------------------------               Notary Public
Louis Popp                         Maricopa County, AZ
2004 Westlund Drive           Oct. 17, 1990
Las Vegas, Nevada 89102            My Comm. Expires
                              Feb. 26, 1994




STATE OF NEVADA          SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT
BY RESIDENT AGENT


          IN THE MATTER OF Land Acquisition and Nevada
Development
Corporation  (Name of Corporation)  I,  Louis Popp (Name of
Resident
Agent), with address at Street  2004 Westlund Drive , Town of
Las Vegas -
89102 , County of Clark , State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS
78.090.


          FURTHERMORE, that the principal office in this state is located at Street 2004 Westlund Drive, Town of Las Vegas, County of
Clark, State
of Nevada.


          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 1990.



Carol Lynne Carlos                 Louis Popp
Notayy Public                      ---------------------------
Maricopa County, AZ           Resident Agent
Oct. 17, 1990
My Comm. Expires
Feb. 26, 1994
====================================================
     NRS 78.090   Except during any period of vacancy described
in NRS
78.097, every corporation shall have a resident agent, who may be either a
natural person or a corporation, resident or located in this state, in
charge of its principal office.  The resident agent may be any bank or
banking corporation, or other corporation, located and doing business in
this state ....  The certificate of acceptance must be filed at the time of
the initial filing of the corporate papers.

SIXTY DAY LIST OF OFFICERS, DIRECTORS AND AGENT OF
LAND ACQUISITION AND NEVADA DEVELOPMENT CORP.


FILE #  10127-90    FOR THE FILING PERIOD 11-90 TO 11-91


The Corporation's duly appointed Resident Agent in charge of said principal office in the State of Nevada upon whom process can be served is:

____                                ______
|                                             |
|    LOUIS POPP              Resident Agency & Principal   |
     2004 WESTLUND DRIVE     Place of Business - Do not
     LAS VEGAS, NV 89102     change information in this
                              area before reading #5 below.
|                                            |
|____                                   ______|

       _________________________________
      |                                  |
      |   FOR OFFICE USE ONLY          |
      |   FILED (DATE)   NOV 16, 1990  |
      |             90-91 PAID $50.00  |
      |__________________________________|


We want to help you get your business with our office completed in the fastest, most efficient manner. TO AVOID DELAYS, RETURNS AND
LATE CHARGES,
     PLEASE BE SURE YOU HAVE:

1. Names and mailing addresses for all officers and directors.
- A
President, Secretary & Treasurer must be named.

     2. An officer's signature at the bottom of this form.

     3. Returned ALL COPIES of this form with the $50.00 filing fee. A
$15.00 penalty must be added if this form isn't filed within 60 days from the date of incorporation.

     4.  Make your check payable to the Secretary of State. -
If you need a
receipt, enclose a self-addressed, stamped envelope.

     5. If you have changed the resident agent or principal place of business, please contact our office for the proper forms to make the change before filing this 60-day list.


          FILING FEE: $50          LATE PENALTY: $15
          THIS FORM MUST BE FILED 60 DAYS FROM THE DATE OF
          INCORPORATION

_______________________________________________________________
__
___________________
| NAME: Louis Popp       TITLE(S): President

                 |
|

     |
|  P.O. BOX: 2004 Westlund Dr.     ST. ADDRESS:   CITY: Las
Vegas
     ST: NV   ZIP: 89102   |
|______________________________________________________________
__
___________________ |
| NAME: Peter Riccio          TITLE(S): Secretary

                 |
|

     |
|  P.O. BOX: 2 Washington          ST. ADDRESS:   CITY:
Dunnellen ST:
NJ    ZIP: 08812   |
|______________________________________________________________
__
___________________ |
| NAME: Peter Riccio          TITLE(S): Treasurer

                 |
|

     |
|  P.O. BOX: 2 Washington          ST. ADDRESS:   CITY:
Dunnellen ST:
NJ    ZIP: 08812   |
|______________________________________________________________
__
___________________ |
| NAME: Louis Popp       TITLE(S): Director

                 |
|

     |
|  P.O. BOX: 2004 Westlund Dr.     ST. ADDRESS:   CITY: Las
Vegas     ST:
NV   ZIP: 89102   |
|______________________________________________________________
__
___________________ |
| NAME: Peter Riccio          TITLE(S): Director

                 |
|

     |
|  P.O. BOX: 2 Washington          ST. ADDRESS:   CITY:
Dunnellen ST:
NJ    ZIP: 08812   |
|______________________________________________________________
__
___________________ |
| NAME: Theda Catania         TITLE(S): Director
                      |
|

     |
|  P.O. BOX: C.V. Sheffield K253   ST. ADDRESS:   CITY: W. Palm
Beach     ST: FL    ZIP: 33417   |
|______________________________________________________________
__
___________________ |

     Louis Popp                    President/Director
11/13/90
     ------------------------           -----------------------
--
-    ---------------
     Signature of officer               Title(s)       Date



ARTICLES OF INCORPORATION OF BRIDGE R&D, INC.


     FIRST:  The name of the corporation is:

          Bridge R&D, Inc.

     SECOND: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General
Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporation Code.

     THIRD: The name and address in this state of this corporation's initial agent for service of process is:

          Mr. John Harwer
          10532 Walker Street, Suite B
          Cypress, California 90630

     FOURTH: This corporation is authorized to issue only one class of shares, and the total authorized number of such shares which may be issued is one million (1,000,000) shares.

     FIFTH: The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     SIXTH: The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under
California law.

                         Andrew Leitch
Date: June 25, 1997                ----------------------------
--
---
                         Andrew V. Leitch, Esq.
                         Incorporator